Fifth Amendment to First Restated Credit Agreement

This FIFTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated as of February 20, 2008, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, a Texas insurance corporation (“AHIC”), PHOENIX INDEMNITY INSURANCE COMPANY, an Arizona insurance corporation (“PIIC”), each other Obligor, and THE FROST NATIONAL BANK, a national banking association (“Lender”).

RECITALS:

Borrower, AHIC, PIIC, and Lender have previously entered into the First Restated Credit Agreement dated as of January 27, 2006 (such agreement, together with all amendments and restatements, the “Credit Agreement”).

Borrower has requested an extension of the maturity date and modifications to the financial covenants.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Fifth Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1 Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1 Amendments to Credit Agreement Section 1.1.

(a) The definition of “Eurodollar Rate” is deleted in its entirety and the following is substituted in lieu thereof:

“Eurodollar Rate” means the sum of the Eurodollar Basis plus 1.90%.

(b) The definition of “Revolving Facility L/C Expiration Date” is deleted in its entirety and the following is substituted in lieu thereof:

“Revolving Facility L/C Expiration Date” means the first to occur of (a) January 27, 2010, (b) the date the Revolving Facility L/C Commitment is terminated pursuant to either Section 2.6 or 9.2, and (c) the date the Obligations are accelerated.

(c) The definition of “Premium Finance Loan Maturity Date” is deleted in its entirety and the following is substituted in lieu thereof:

“Premium Finance Loan Maturity Date” means the first to occur of (a) January 27, 2010, (b) the date the Premium Finance Commitment is terminated pursuant to either Section 2.6 or 9.2, and (c) the date the Obligations are accelerated.

(d) The definition of “Revolving Loan Maturity Date” is deleted in its entirety and the following is substituted in lieu thereof:

“Revolving Loan Maturity Date” means the first to occur of (a) January 27, 2013, (b) the date the Revolving Commitment is terminated pursuant to either Section 2.6 and 9.2, and (c) the date the Obligations are accelerated.

(e) The definition of “Termination Date” is deleted in its entirety and the following is substituted in lieu thereof:

“Termination Date” means January 27, 2010.

2.2 Amendment to Credit Agreement Section 6.2(a)(i)(B). Credit Agreement Section 6.2(a)(i)(B) is deleted in its entirety and the following is substituted in lieu thereof:

(B) if required by Sarbanes-Oxley, an attestation report of Auditors as to Borrower’s internal controls pursuant to Section 404 of Sarbanes-Oxley expressing a conclusion to which Lender does not object;

2.3 Amendment to Credit Agreement Section 6.2(c). Credit Agreement Section 6.2(c) is deleted in its entirety and the following is substituted in lieu thereof:

(c) Annual Budget. As soon as available, but in any event within 60 days after the first day of each fiscal year of Borrower, a copy of the annual consolidated operating budget of Borrower and Subsidiaries for such fiscal year in form and substance satisfactory to Lender.

2.4 Amendment to Credit Agreement Section 6.2(f). Credit Agreement Section 6.2(f) is deleted in its entirety and the following is substituted in lieu thereof:

(f) Notice of Litigation. Promptly upon becoming aware of the existence of any Litigation, other than that arising in the normal course of business related to policies of insurance issued to its policyholders and in which the amount in controversy is within policy limits, before any Governmental Authority, arbitrator or mediator (but no later than 10 business days after the filing thereof) involving it, (i) which could reasonably be expected to involve its payment payment of $250,000.00 or more, or (ii) which, under normal operating standards, could result in a reserve being established in excess of $250,000.00 a written notice specifying the nature thereof and whether it will contest such proceeding.

2.5 Amendment to Credit Agreement Section 6.2(i). Credit Agreement Section 6.2(i) is deleted in its entirety and the following is substituted in lieu thereof:

(i) Investment Policy. Within 5 days after any material amendment to or restatement of any Investment Policy of any RIC, a copy of such material amendment or restatement as approved by the board of directors or other appropriate governance body of such RIC.

2.6 Amendment to Credit Agreement Section 7.1. Credit Agreement Section 7.1 is deleted in its entirety and the following is substituted in lieu thereof:

7.1 AHIC Total Adjusted Capital. Borrower shall not permit Total Adjusted Capital of AHIC to be less than the greater of (a) $73,000,000 and (b) the amount required for Risk-Based Capital of AHIC to equal 250%, as at the last day of any fiscal quarter of AHIC.

2.7 Amendment to Credit Agreement Section 7.2. Credit Agreement Section 7.2 is deleted in its entirety and the following is substituted in lieu thereof:

7.2 PIIC Total Adjusted Capital. Borrower shall not permit Total Adjusted Capital of PIIC to be less than the greater of (a) $38,000,000 and (b) the amount required for Risk-Based Capital of PIIC to equal 250%, as at the last day of any fiscal quarter of PIIC.

2.8 Amendment to Credit Agreement Section 7.4. Credit Agreement Section 7.4 is deleted in its entirety and the following is substituted in lieu thereof:

7.4 Consolidated Net Worth. Borrower shall not permit Consolidated Net Worth to be less than $206,800,000 as at the last day of any fiscal quarter of Borrower.

2.9 Revolving Note. Exhibit A to the Credit Agreement is deleted in its entirety and a new Exhibit A, in the form of Exhibit A attached hereto, is substituted in lieu thereof.

2.10 Amendment to Credit Agreement Exhibit J. Exhibit J (Compliance Certificate) is deleted in its entirety and a new Exhibit J, in the form of attached Exhibit J, is substituted in lieu thereof.

2.11 Amendment to Credit Agreement Schedule 8.1. Schedule 8.1 (Subsidiaries) is deleted in its entirety and a new Schedule 8.1, in the form of attached Schedule 8.1, is substituted in lieu thereof.

2.12 Amendment to Credit Agreement Schedule 8.5. Schedule 8.5 (Existing Debt) is deleted in its entirety and a new Schedule 8.5, in the form of attached Schedule 8.5, is substituted in lieu thereof.

2.13 Amendment to Credit Agreement Schedule 8.10. Schedule 8.10 (Licensed Jurisdictions) is deleted in its entirety and a new Schedule 8.10, in the form of attached Schedule 8.10, is substituted in lieu thereof.

2.14 Amendment to Credit Agreement Schedule 8.19. Schedule 8.19 (Reinsurance Agreements) is deleted in its entirety and a new Schedule 8.19, in the form of attached Schedule 8.19, is substituted in lieu thereof.

ARTICLE III

Conditions Precedent

3.1 Conditions. The effectiveness of this Fifth Amendment is subject to the satisfaction of the following conditions precedent:

(a) Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:

(i) Fifth Amendment. This Fifth Amendment executed by Borrower, each other Obligor and Lender.

(ii) Third Restated Revolving Note. The duly executed Third Restated Revolving Note, in the form of attached Exhibit A, payable to the order of Lender and in an amount equal to the Revolving Commitment.

(iii) Second Amendment to Pledge and Security Agreement. The Second Amendment to Pledge and Security Agreement executed by Borrower.

(iv) Financing Statements. Financing amendments filed in the respective jurisdictions to reflect the change in legal names of (i) Texas General Agency, Inc. to TGA Insurance Managers, Inc. and (ii) Hallmark General Agency, Inc. to American Hallmark Insurance Services, Inc.

(v) Obligor Proceedings. Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Fifth Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

(vi) Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(vii) Other Documents. In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b) No Default. No Default or Event of Default shall exist.

(c) Representations and Warranties.

(i) All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Fifth Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii) All of the representations and warranties contained in Article VI shall be true and correct on and as of the date hereof and subject to any waiver previously delivered by Lender to Borrower.

ARTICLE IV

Waivers

4.1 Security Agreement. Section 3(h) of that certain Security Agreement between Texas General Agency, Inc. and Lender dated as of January 30, 2006 (as amended, the "TGA Security Agreement") provides that Debtor shall not permit any Organizational Information of the Debtor to change. Texas General Agency, Inc. has changed its legal name to TGA Insurance Managers, Inc.

Subject to the effectiveness of this Amendment, the Lender waives the requirement of TGA Security Agreement Section 3(h) with respect to the change in legal name of Texas General Agency, Inc. to TGA Insurance Managers, Inc.

4.2 Security Agreement. Section 3(h) of the that certain Security Agreement between Hallmark General Agency, Inc. and Lender dated as of June 29, 2005 (as amended, the "Hallmark Pledge Agreement") provides that that Debtor shall not permit any Organizational Information of the Debtor to change. Hallmark General Agency, Inc. has changed its legal name to American Hallmark Insurance Services, Inc.

Subject to the effectiveness of this Amendment, the Lender waives the requirement of Hallmark Security Agreement Section 3(h) with respect to the change in legal name of Hallmark General Agency, Inc. to American Hallmark Insurance Services, Inc.

4.3 Limited Waivers. The waivers provided in Sections 4.1 and 4.2 do not constitute a waiver of any other requirement of any Loan Document.

ARTICLE V

Ratification

5.1 Ratification. The terms and provisions set forth in this Fifth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Fifth Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE VI

Representations and Warranties

6.1 Representations and Warranties of all Obligors. Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Fifth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE VII

Miscellaneous

7.1 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7.2 Severability. The provisions of this Fifth Amendment are intended to be severable. If for any reason any provision of this Fifth Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

7.3 Counterparts. This Fifth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fifth Amendment by signing any such counterpart.

7.4 GOVERNING LAW. THIS FIFTH AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE. BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS FIFTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

7.5 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.

By:
Jeffrey R. Passmore
Chief Accounting Officer

L/C RICs:	AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

PHOENIX INDEMNITY INSURANCE COMPANY

By:
Jeffrey R. Passmore
Chief Financial Officer and Treasurer

OTHER OBLIGORS:

ACO HOLDINGS, INC.
ALLRISK INSURANCE AGENCY, INC.
AMERICAN HALLMARK AGENCIES, INC.
AMERICAN HALLMARK GENERAL AGENCY, INC.
EFFECTIVE CLAIMS MANAGEMENT, INC.
HALLMARK CLAIMS SERVICE, INC.
HALLMARK FINANCE CORPORATION
AMERICAN HALLMARK INSURANCE SERVICES, INC. (formerly known as Hallmark General Agency, Inc.)
HALLMARK UNDERWRITERS, INC.

By:
Jeffrey R. Passmore
Chief Financial Officer and Treasurer

AEROSPACE CLAIMS MANAGEMENT GROUP, INC.
AEROSPACE HOLDINGS, LLC
AEROSPACE SPECIAL RISK, INC.
TGA INSURANCE MANAGERS, INC. (formerly known as Texas General Agency, Inc.)
TGA SPECIAL RISK, INC.

By:
Jeffrey R. Passmore
Vice President

AEROSPACE FLIGHT, INC.

By:
Cecil R. Wise
Secretary

AEROSPACE INSURANCE MANAGERS, INC.

By:
Jeffrey R. Passmore
Senior Vice President

PAN AMERICAN ACCEPTANCE
CORPORATION

By:
Don Meyer
Secretary & Treasurer

LENDER:	THE FROST NATIONAL BANK

By:
Print Name:
Print Title: